Exhibit 99.2

Execution Copy

FOURTH LOAN MODIFICATION AGREEMENT

THIS FOURTH LOAN MODIFICATION AGREEMENT, is made as of the 25th day of July, 2011, by and between OPTICAL CABLE CORPORATION, a Virginia corporation (the “Borrower”), for itself and as successor by merger to Superior Modular Products Incorporated, formerly a Delaware corporation and VALLEY BANK, a Virginia banking corporation, its affiliates and their successors and assigns (the “Bank”).

WHEREAS, the Borrower and Superior Modular Products Incorporated and the Bank entered into that certain Credit Agreement dated May 30, 2008, which was amended by that certain First Loan Modification Agreement (the “First Modification”) between the Borrower and the Bank dated as of the 16th day of February, 2010, by that certain Second Loan Modification Agreement (the “Second Modification”) between the Borrower and the Bank dated as of the 30th day of April, 2010 and by that certain Third Loan Modification Agreement (“Third Modification”) between the Borrower and the Bank dated as of the 22nd day of April, 2011 (as amended, the “Credit Agreement”);

WHEREAS, the current outstanding principal amount of Term Loan A is $2,110,865.12 and the current outstanding principal amount of Term Loan B is $6,125,278.70 and both the Revolving Loan and the Capital Acquisitions Term Loan have been paid in full and satisfied; and

WHEREAS, the Borrower and the Bank desire to modify the terms of the Credit Agreement to (i) revise the definition of SunTrust Debt and (ii) agree to such other matters as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, the parties hereto agree as follows:

1. The foregoing recitals are incorporated in and constitute terms of this Agreement.

2. Capitalized terms contained in this Agreement which are not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

3. The Credit Agreement is amended as follows:

A. The definition of “SunTrust Debt” in Section 1.1 is deleted in its entirety and replaced with the following:

“SunTrust Debt” means that certain $6,000,000 revolving loan made by SunTrust Bank to the Borrower evidenced by that certain commercial note from the Borrower to the Bank dated April 30, 2010, and the related Commercial Security Agreement, Agreement to Note and other related documents, the maturity of which may be extended from time to time.

4. As a condition of this Agreement, the Borrower shall pay the fees and costs of the Bank’s counsel.

5. The modifications contained in this Agreement do not constitute or create a novation of any of the Loan Documents or the Loans.

6. Except as expressly modified hereby and by the First Modification, the Second Modification, and the Third Modification all terms and conditions of the Loan Documents remain unchanged, and of full force and effect in accordance with their terms.

7. The Borrower hereby ratifies all of the Loan Documents, as expressly modified hereby and by the First Modification, the Second Modification, and the Third Modification certifies that they are enforceable in accordance with their terms, without defense or offset, and affirms that Term Loan A and Term Loan B are secured by a first lien deed of trust on the Real Property.

8. The Borrower represents and warrants to the Bank to induce the Bank to enter into this Agreement, that the execution, delivery and performance of this Agreement has been duly authorized by all requisite action and such authorization has not been rescinded, and that all representations and warranties made by it in the Loan Documents are true, correct and enforceable on and as of the date hereof.

9. The effective date of this Agreement shall be the date first hereinabove written.

10. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia. The parties consent to the jurisdiction and venue of the courts of the Commonwealth of Virginia, specifically to the courts of the City of Roanoke, Virginia, and to the jurisdiction and venue of the United States District Court for the Western District of Virginia in connection with any action, suit or proceeding arising out of or relating to this Agreement.

11. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

12. This Agreement may be signed in several counterparts, each of which shall be an original and all of which shall constitute one and the same document.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Fourth Loan Modification Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	OPTICAL CABLE CORPORATION

	By:	/s/ Tracy G. Smith
	Name:	Tracy G. Smith
	Title:	Senior Vice President,
Chief Financial Officer and Secretary

BANK:	VALLEY BANK

	By:	/s/ Scott L. Leffel
	Name:	Scott L. Leffel
	Title:	Vice President